EXHIBIT 32.1

HOME TOUCH HOLDING COMPANY

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Home Touch Holding Company (the “Company”) on Form 10-K for the year ended March 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Gunawan Ng, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David Gunawan Ng
David Gunawan Ng
Date: June 29, 2010	President and Chief Executive Officer